Exhibit 99.1

Entercom Communications Corp.

Reports Fourth Quarter and Full Year Results

Fourth Quarter Revenue Grows 7% and Adjusted EBITDA Grows 17%

(Bala Cynwyd, Pa. February 8, 2013) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter and year ended December 31, 2012.

Fourth Quarter Highlights

•	Net revenues for the quarter increased 7% to $102.1 million

•	Station expenses increased 2% to $61.7 million

•	Station operating income increased 16% to $40.4 million

•	Adjusted EBITDA increased 17% to $35.3 million

•	Adjusted net income per share increased 7% to $0.31

•	Free cash flow increased 6% to $22.0 million

Full Year Highlights

•	Net revenues for the year increased 2% to $388.9 million

•	Station expenses decreased 4% to $252.4 million

•	Station operating income increased 14% to $136.6 million

•	Adjusted EBITDA increased 15% to $115.9 million

•	Adjusted net income per share decreased 19% to $0.79

•	Free cash flow decreased to $63.1 million

David J. Field, President and Chief Executive Officer stated: “Entercom finished 2012 with a solid fourth quarter as Revenues grew by 7% and Adjusted EBITDA increased by 17%. For the year, prudent cost management drove expenses down by 4% and enabled a 15% increase in Adjusted EBITDA on 2% Revenue growth. We enter 2013 with a strong balance sheet, an outstanding lineup of great brands and content, and a powerful array of emerging digital platforms. We are also highly enthused by a number of positive industry developments over the past few months which bolster the industry’s future prospects. Industry research continues to show robust radio listening levels and strong advertiser effectiveness, while recent announcements by Sprint, Nielsen and others reaffirm radio’s importance in today’s media landscape.”

Additional Information

During the quarter, the Company amended its credit facility and lowered the borrowing cost of its Term B loan. In connection with this amendment, the Company wrote-off $0.7 million of existing deferred financing fees.

Exhibit 99.1 - Page 1

The Company reduced its outstanding net senior debt by $19.3 million during the quarter. For the year, the Company reduced its outstanding net senior debt by $37.8 million and lowered its leverage ratio to 4.8x. As of December 31, 2012, the Company had $8.9 million in cash and $569.9 million of senior debt and senior notes.

During the quarter, the Company made a revision to its previously reported book income tax expense for 2011. This revision was made to correct an error in the accounting treatment of certain items when calculating income tax expense. The adjustment was non-cash, had no impact on the Company’s operating income or statement of cash flows, and the Company believes the change is not material. The revised income tax expense affects both second quarter and full year 2011 results. The financial tables included in this release provide additional detail on the revision.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Friday, February 8, 2013 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the fourth quarter earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 866-462-8981 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. (NYSE: ETM), led by President and CEO David Field, is one of the largest radio broadcasting companies in the United States, with a nationwide portfolio of over 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City.

Known for developing unique and highly successful locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Buffalo Bills, Buffalo Sabres, Kansas City Royals, Memphis Grizzlies, New Orleans Saints, New Orleans Hornets, Oakland Athletics and San Jose Sharks.

Entercom focuses on creating effective multi-platform marketing solutions for its customers, incorporating the company’s audio, digital and experiential assets. Additionally, the company has a long-standing commitment to responsible corporate citizenship and environmental stewardship. Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism, as well as the National Association of Broadcasters (NAB) Marconi Award for excellence in radio broadcasting. In 2012, Entercom was named by Information Week as one of the Top 500 Technology Innovators in the United States.

Exhibit 99.1 - Page 2

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management are ignored for the purpose of computing this data. There were no material acquisitions during the periods presented in the above tables.

Exhibit 99.1 - Page 3

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in

Exhibit 99.1 - Page 4

the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 5

Fourth Quarter 2012

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
STATEMENTS OF OPERATIONS
Net Revenues	$102,092	$95,134	$388,924	$382,727

Station Expenses	61,663	60,255	252,350	262,644
Station Expense - Non-Cash Compensation	151	226	584	776
Corporate Expenses	5,096	4,752	20,704	19,714
Corporate Expenses - Non-Cash Compensation	1,619	1,219	5,170	6,895
Depreciation And Amortization	2,597	2,741	10,839	11,276
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees	—	—	238	244
Net Loss On Sale Or Disposition of Assets	15	21	138	163

Total Operating Expenses	71,141	69,214	312,330	303,254

Operating Income	30,951	25,920	76,594	79,473

Other Expense (Income) Items:
Net Interest Expense	12,592	8,442	53,446	24,919
Net Loss On Extinguishment Of Debt	747	1,144	747	1,144
Net (Gain) Loss On Derivative Instruments	—	1,346	(1,346)	1,346
Net Loss On Investments	73	30	123	30
Other Income	(37)	(16)	(118)	(32)

Total Other Expense	13,375	10,946	52,852	27,407

Income Before Income Taxes (Benefit)	17,576	14,974	23,742	52,066
Income Taxes (Benefit)	10,229	4,450	12,474	(14,211)

Net Income	$7,347	$10,524	$11,268	$66,277

Net Income Per Share - Basic	$0.20	$0.29	$0.31	$1.82

Net Income Per Share - Diluted	$0.19	$0.28	$0.30	$1.76

Weighted Common Shares Outstanding - Basic	36,935	36,380	36,906	36,369

Weighted Common Shares Outstanding - Diluted	37,837	37,473	37,810	37,764

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$1,901	$1,672	$3,688	$5,712

Income Taxes Paid	$—	$—	$99	$82

Cash Interest	$19,500	$4,708	$48,568	$18,393

Exhibit 99.1 - Page 6

	December 31,
	2012	2011
SELECTED BALANCE SHEET DATA
Cash And Cash Equivalents	$8,923	$3,625
Total Assets	$915,581	$919,269
Current Debt	$22,418	$3,778
Senior Debt (including Current Debt)	$352,592	$385,121
Senior Notes	$217,349	$217,103
Total Shareholders’ Equity	$264,717	$248,911

OTHER FINANCIAL DATA

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$61,814	$60,481	$252,934	$263,420
Station Expenses - Non-Cash Compensation	(151)	(226)	(584)	(776)

Station Expenses	$61,663	$60,255	$252,350	$262,644

Reconciliation Of GAAP Corporate General & Administrative Expenses
To Corporate Expenses
Corporate General & Administrative Expenses	$6,715	$5,971	$25,874	$26,609
Corporate Expenses - Non-Cash Compensation	(1,619)	(1,219)	(5,170)	(6,895)

Corporate Expenses	$5,096	$4,752	$20,704	$19,714

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$30,951	$25,920	$76,594	$79,473
Corporate Expenses	5,096	4,752	20,704	19,714
Corporate Expenses - Non-Cash Compensation	1,619	1,219	5,170	6,895
Station Expenses - Non-Cash Compensation	151	226	584	776
Depreciation And Amortization	2,597	2,741	10,839	11,276
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees	—	—	238	244
Net Loss On Sale Or Disposition of Assets	15	21	138	163

Station Operating Income	$40,429	$34,879	$136,574	$120,083

Reconciliation Of GAAP Net Income To Adjusted EBITDA
Net Income	$7,347	$10,524	$11,268	$66,277
Income Taxes (Benefit)	10,229	4,450	12,474	(14,211)
Total Other Expense	13,375	10,946	52,852	27,407
Corporate Expenses - Non-Cash Compensation	1,619	1,219	5,170	6,895
Station Expenses - Non-Cash Compensation	151	226	584	776
Depreciation And Amortization	2,597	2,741	10,839	11,276
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees	—	—	238	244
Net Loss On Sale Or Disposition of Assets	15	21	138	163

Adjusted EBITDA	$35,333	$30,127	$115,870	$100,369

Exhibit 99.1 - Page 7

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$7,347	$10,524	$11,268	$66,277
Depreciation And Amortization	2,597	2,741	10,839	11,276
Deferred Financing Costs Included In Interest Expense	1,122	742	4,405	3,567
Amortization Of Original Issue Discount Included In Interest Expense	64	25	246	25
Non-Cash Compensation Expense	1,770	1,445	5,754	7,671
Net Loss On Sale Or Disposition of Assets	15	21	138	163
Net Loss On Early Extinguishment Of Debt	747	1,144	747	1,144
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net (Gain) Loss On Derivative Instruments	—	1,346	(1,346)	1,346
Net Loss On Investments	73	30	123	30
Other Income	(37)	(16)	(118)	(32)
Income Taxes (Benefit)	10,229	4,450	12,474	(14,211)
Capital Expenditures	(1,901)	(1,672)	(3,688)	(5,712)
Income Taxes Paid	—	—	(99)	(82)

Free Cash Flow	$22,026	$20,780	$63,050	$73,004

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$30,951	$25,920	$76,594	$79,473
Depreciation and Amortization	2,597	2,741	10,839	11,276
Non-Cash Compensation Expense	1,770	1,445	5,754	7,671
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(11,406)	(7,675)	(48,795)	(21,327)
Capital Expenditures	(1,901)	(1,672)	(3,688)	(5,712)
Net Loss On Sale Or Disposition of Assets	15	21	138	163
Income Taxes Paid	—	—	(99)	(82)

Free Cash Flow	$22,026	$20,780	$63,050	$73,004

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$7,347	$10,524	$11,268	$66,277
Income Taxes (Benefit)	10,229	4,450	12,474	(14,211)
Net Loss On Sale Or Disposition of Assets	15	21	138	163
Net Loss On Extinguishment Of Debt	747	1,144	747	1,144
Impairment Loss	—	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net (Gain) Loss On Derivative Instruments	—	1,346	(1,346)	1,346
Net Loss On Investments	73	30	123	30
Other Income	(37)	(16)	(118)	(32)
Non-Cash Compensation Expense	1,770	1,445	5,754	7,671

Adjusted Income Before Income Taxes	20,144	18,944	51,347	63,930
Income Taxes	8,460	7,956	21,566	26,850

Adjusted Net Income	$11,684	$10,988	$29,781	$37,080

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted, As Reported	37,837	37,473	37,810	37,764

Adjusted Net Income Per Share - Diluted	$0.31	$0.29	$0.79	$0.98

Exhibit 99.1 - Page 8

Effect Of Correction On Consolidated Statements Of Operations And Balance Sheet
	Year Ended December 31, 2011
	As Previously Reported	Adjustment	As Revised
	(amounts in thousands, except per share data)
Income taxes (benefit)	$(16,444)	$2,233	$(14,211)

Net income (loss)	$68,510	$(2,233)	$66,277

Net income per share:
Basic	$1.88	$(0.06)	$1.82

Diluted	$1.81	$(0.05)	$1.76

	Quarter Ended June 30, 2011
	As Previously Reported	Adjustment	As Revised
	(amounts in thousands, except per share data)
Income taxes (benefit)	$(29,968)	$2,233	$(27,735)

Net income (loss)	$48,734	$(2,233)	$46,501

Net income per share:
Basic	$1.34	$(0.06)	$1.28

Diluted	$1.29	$(0.06)	$1.23

	December 31, 2011
	As Previously Reported	Adjustment	As Revised
	(amounts in thousands)
Deferred tax liabilities	$11,317	$2,233	$13,550
Total long-term liabilities	$636,752	$2,233	$638,985
Total liabilities	$668,125	$2,233	$670,358
Accumulated deficit	$(346,565)	$(2,233)	$(348,798)
Total shareholders’ equity	$251,144	$(2,233)	$248,911

Exhibit 99.1 - Page 9